UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2023

Remark Holdings, Inc.

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Commerce Street Las Vegas, NV	89106	702-701-9514
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MARK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.08    Shareholder Director Nominations.

The Board of Directors (the “Board”) of Remark Holdings, Inc. (“Remark,” “we,” “us” or “our”) has determined that our Annual Meeting of Stockholders for 2023 (the “2023 Annual Meeting”) will be held on December 6, 2023, at 1:00 a.m. ET. The Board established the close of business on October 10, 2023, as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the 2023 Annual Meeting and any adjournments thereof. We will provide additional details regarding the location and matters to be voted on at the 2023 Annual Meeting in our proxy statement for such meeting to be filed with the Securities and Exchange Commission (the “SEC”) prior to December 6, 2023.

Any of our stockholders who wish to have a proposal considered for inclusion in our proxy materials for the 2023 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that our Corporate Secretary receives such proposal at our corporate office at 800 S Commerce St, Las Vegas, NV, 89178, on or before the close of business on October 23, 2023, which is 10 days after the filing of this Current Report on Form 8-K. Any such proposal must also meet the requirements set forth in our amended and restated bylaws.

In addition, any of our stockholders who wish to bring business before the 2023 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that Corporate Secretary receives written notice of such proposal at the address specified above no later than the close of business on October 23, 2023, which we have determined to be a reasonable time before it expects to begin to print and send its proxy materials in accordance with Rule 14a-4(c)(1) of the Exchange Act.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by October 23, 2023, which is 10 days after the filing of this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Holdings, Inc.

Date:	October 13, 2023	By:	/s/ Kai-Shing Tao
		Name:	Kai-Shing Tao
		Title:	Chief Executive Officer